SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) August 28, 1998

     Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of August 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S19)

               Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

  DELAWARE                    333-57481            75-2006294
(State or other jurisdiction (Commission          (I.R.S. employer
 of incorporation)            file number)       identification no.)

      8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437 (Address
                   of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (612) 832-7000

                ---------------------------------------------
        (Former name or former address, if changed since last report)


                       Exhibit Index Located on Page 2


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            Items 1 through 6 and Item 8 are not  included  because they are not applicable.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)   Not applicable

                  (b)   Not applicable

     Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:



                                                                  Sequentially
                                                                      Numbered
Exhibit                                                                Exhibit
Number                                                                    Page


10.1 Pooling and Servicing Agreement, dated as of August 1, 1998 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.


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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                               By:   /s/ Randy Van Zee
                               Name: Randy Van Zee
                               Title: Vice President

Dated:  August 28, 1998


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                                 Exhibit 10.1

                       Pooling and Servicing Agreement





                                        4


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